Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Robert C. Doll, Jr., Chief Executive Officer of Merrill Lynch International Fund of Mercury Funds, Inc. and Merrill Lynch Master International Portfolio of Mercury Master Trust (together, the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: July 21, 2006


                                            /s/ Robert C. Doll, Jr.
                                            ------------------------------------
                                            Robert C. Doll, Jr.,
                                            Chief Executive Officer of
                                            Merrill Lynch International Fund of
                                            Mercury Funds, Inc. and Merrill
                                            Lynch Master International Portfolio
                                            of Mercury Master Trust

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch International Fund of Mercury Funds, Inc. and Merrill Lynch Master International Portfolio of Mercury Master Trust and will be retained by Merrill Lynch International Fund of Mercury Funds, Inc. and Merrill Lynch Master International Portfolio of Mercury Master Trust and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Donald C. Burke, Chief Financial Officer of Merrill Lynch International Fund of Mercury Funds, Inc. and Merrill Lynch Master International Portfolio of Mercury Master Trust (together, the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: July 21, 2006


                                            /s/ Donald C. Burke
                                            ------------------------------------
                                            Donald C. Burke,
                                            Chief Financial Officer of
                                            Merrill Lynch International Fund of
                                            Mercury Funds, Inc. and Merrill
                                            Lynch Master International Portfolio
                                            of Mercury Master Trust

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch International Fund of Mercury Funds, Inc. and Merrill Lynch Master International Portfolio of Mercury Master Trust and will be retained by Merrill Lynch International Fund of Mercury Funds, Inc. and Merrill Lynch Master International Portfolio of Mercury Master Trust and furnished to the Securities and Exchange Commission or its staff upon request.